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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): December 19, 2002



                                BRIGHTPOINT, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                     0-23494                  35-1778566
        -----------                    -------                  ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)



501 Airtech Parkway, Plainfield, Indiana                       46168
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (317) 707-2355
                                                    --------------

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(Former name or former address, if changed since last report)



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Item 5.  Other Events

                  On December 19, 2002, Brightpoint North America L.P., a subsidiary of Brightpoint, Inc. (the "Company"), entered into an amendment to its October 29, 2001 distribution agreement with Nokia Inc. extending its distribution agreement with Nokia in the United States through December 31, 2004, subject to earlier termination as provided in the agreement. The amendment also resulted in certain changes in product order processes and procedures with Nokia effective for the next six months, which the Company believes will potentially reduce its inventory carrying costs therefore improving its liquidity.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) - (b) Not Applicable

         (c)   Exhibits.

         99.1  Cautionary Statements.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BRIGHTPOINT, INC.
                              (Registrant)


                              By:  /s/ Steven E. Fivel
                                 ------------------------------------------
                                   Steven E. Fivel
                                   Executive Vice President and General Counsel


Date:  January 15, 2003


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